Exhibit 4

PACIFICNETTM.COM
LOGO

NUMBER	SHARES
PN

PACIFICNET.COM, INC.

COMMON STOCK	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP
69511V 10 8

SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES that:

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $.0001 PAR VALUE EACH OF THE COMMON STOCK OF

 PACIFICNET.COM, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/S/ Charles W. Mueller		/S/ Tony Tong
[SEAL]
Chief Financial Officer		Chief Executive Officer

SECURITY-COLUMBIAN  UNITED STATES BANKNOTE COMPANY 1960

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

                           (New York, NY)

                                        TRANSFER AGENT
                                        AND REGISTRAR

BY

                                        AUTHORIZED OFFICER

THE ARTICLES OF INCORPORATION OF THE CORPORATION GRANT TO THE BOARD OF DIRECTORS THE POWER TO ESTABLISH MORE THAN ONE CLASS OR SERIES OF SHARES AND TO FIX THE RELATIVE RIGHTS AND PREFERENCES OF ANY SUCH DIFFERENT CLASS OR SERIES. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

             The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT-		Custodian

TEN ENT -	as tenants by the entireties	(Cust)	(Minor)
JT TEN -	as joint tenants with right of
	survivorship and not as tenants in common		under Uniform Gifts to Minors
Act

(State)

                           Additional abbreviations may also by used though not in the above list.

For Value Received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.